UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

NEXTPHASE WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27339	88-0343832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code
(800) 748-5548

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 – Securities and Trading Markets

Item 3.03  Material Modifications to Rights of Security Holders.

A one (1)-for-twenty (20) reverse stock split (the “Reverse Split”) of the Common Stock, par value $0.001 per share (“Common Stock”), of NextPhase Wireless, Inc. (the “Registrant”) was previously announced in the Registrant's Current Report on Form 8-K filed with the SEC on October 19, 2007.  This amendment supplements, updates and revises that Form 8-K.

Effective at the close of business on November 2, 2007 (the “Record Date”), the Registrant effected the Reverse Split together with a corresponding reduction (from 200,000,000 to 10,000,000) in the number of authorized shares of the Registrant’s Common Stock.

In connection with the Reverse Split, the Registrant’s Common Stock has been assigned a new symbol for quotation on the OTC Bulletin Board.  The post-Reverse Split shares of Common Stock will be quoted under the symbol “NPHS” on the OTC Bulletin Board commencing at the opening of trading on November 5, 2007.

The Reverse Split was duly approved by the Board of Directors of the Registrant on October 2, 2007 without shareholder approval in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes.  The Reverse Split was effected by filing a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (the "Certificate of Change") with the Nevada Secretary of State.  A copy of the Certificate of Change is filed herewith as Exhibit 3.6 and is incorporated herein by reference.

Pursuant to the Reverse Split, holders of the Registrant's Common Stock are deemed to hold one (1) whole post-split share of the Registrant’s Common Stock for every twenty (20) whole shares of the Registrant’s issued and outstanding Common Stock as classified immediately prior to the close of business on the Record Date.  No fractional shares of the Registrant’s Common Stock will be issued in connection with the Reverse Split.  Shareholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share.

The CUSIP number of the post-Reverse Split Common Stock is 65337J204.  The CUSIP number for the Common Stock before the Reverse Split (65337J105) is suspended as of the close of business on November 2, 2007.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 3.03 above, which is incorporated herein by this reference, the Registrant has filed a Certificate of Change with the Nevada Secretary of State in connection with the Reverse Split.  A copy of the Certificate of Change is filed herewith as Exhibit 3.6 and is incorporated herein by reference.  The Certificate of Change became effective as of close of business on November 2, 2007.

The Certificate of Change effects the Reverse Split and amends the Registrant’s Articles of Incorporation to decrease the authorized number of shares of the Registrant’s Common Stock by one hundred ninety million (190,000,000) shares from two hundred million (200,000,000) shares to ten million (10,000,000) shares.  The Certificate of Changes does not affect the Registrant’s Preferred Stock, par value $0.001 per share (“Preferred Stock”).  The number of authorized shares of the Registrant’s Preferred Stock remains twenty million (20,000,000) shares.

Section 8 - Other Events

Item 8.01 Other Events.

On November 2, 2007 the Registrant issued a news release announcing the effectiveness of the Reverse Split and the new trading symbol for shares of the Registrant’s Common Stock commencing at the opening of trading on November 5, 2007.  A copy of the news release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.6	Certificate of Change, filed herewith.
99.1	Press Release dated November 2, 2007, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTPHASE WIRELESS, INC.
(Registrant)
Date:  November 2, 2007

/s/ THOMAS HEMINGWAY
Chairman and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
3.6	Certificate of Change, filed herewith.
99.1	Press Release dated November 2, 2007, filed herewith.